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                                                                   Exhibit 10.10



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                            RSL COMMUNICATIONS, LTD.
                   1995 AMENDED AND RESTATED STOCK OPTION PLAN
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                       Originally Effective April 1, 1995,
                    Amended and Restated as of July 23, 1996


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                            RSL COMMUNICATIONS, LTD.
                   1995 AMENDED AND RESTATED STOCK OPTION PLAN
                                TABLE OF CONTENTS

1. PURPOSE .................................................................. 1
2. DEFINITIONS .............................................................. 1
3. ADMINISTRATION ........................................................... 2
4. TYPES OF AWARDS .......................................................... 2
5. STOCK SUBJECT TO THE PLAN ................................................ 3
6. COMPLIANCE WITH SECURITIES LAWS .......................................... 3
7. ELIGIBILITY .............................................................. 3
8. PAYMENT OF PURCHASE PRICE OF OPTIONS ..................................... 3
9. GRANT OF NON-STATUTORY STOCK OPTIONS ..................................... 4
10. GRANT OF INCENTIVE STOCK OPTIONS ........................................ 4
11. RELOAD OPTIONS .......................................................... 5
12. TERMINATION OF EMPLOYMENT AND VESTING ................................... 6
13. COMMITTEE AUTHORITY TO BUY OUT OPTIONS .................................. 6
14. RIGHTS OF A STOCKHOLDER ................................................. 6
15. NONTRANSFERABILITY ...................................................... 6
16. AGREEMENT WITH PARTICIPANTS ............................................. 7
17. DESIGNATION OF BENEFICIARY .............................................. 7
18. DILUTION AND OTHER ADJUSTMENTS .......................................... 7
19. TAX PAYMENTS ............................................................ 7
20. AMENDMENT OF THE PLAN ................................................... 8
21. EXCULPATION AND INDEMNIFICATION ......................................... 8
22. EFFECTIVE DATE OF PLAN .................................................. 8
23. TERMINATION OF THE PLAN ................................................. 8
24. APPLICABLE LAW .......................................................... 9

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                            RSL COMMUNICATIONS, LTD.
                   1995 AMENDED AND RESTATED STOCK OPTION PLAN
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1. PURPOSE

The purpose of the RSL Communications, Ltd. 1995 Amended and Restated Stock Option Plan (the "Plan") is to advance the interests of RSL Communications, Inc. (the "Company") and its shareholders by providing those key employees of the Company and its Affiliates, upon whose judgment; initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with additional incentive, evidenced by this plan, to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Company and its Affiliates.

2. DEFINITIONS

a. "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

b. "Award" means a grant of Non-Statutory Stock Options or Incentive Stock Options under the provisions of this Plan, including those granted on April 1, 1995, as set forth in the employment agreements between the Company and certain Participants.

c. "Board of Directors" or "Board" means the board of directors of the Company.

d. "Committee" means a committee appointed by the Board of Directors. In the absence of such appointment or if, due to resignation or other cause, no appointed members remain, the Board of Directors shall be the Committee. Following the Initial Public Offering, however, such committee or a fully empowered and authorized subcommittee thereof shall consist only of "non-employee directors" as such term is defined under Rule 16b-3 under the Securities and Exchange Act, as amended, as promulgated by the Securities and Exchange Commission.

e. "Common Stock" means the Class A Common Stock of the Company, par value $0.01 per share.

f. "Company" means RSL Communications, Inc.

g. "Date of Grant" means the date an Award granted by the Committee or the Board is effective pursuant to the terms hereof.

h. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, the Committee may require that a medical doctor selected or approved by the Board of Directors advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

i. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee, the mean between the highest and lowest quoted selling price, regular way, of the Common Stock on a recognized national securities exchange that regularly lists the Common Stock. If no such sale of Common Stock occurs and is reported on that date or if no such securities exchange listing exists on that date, the fair market value of the Common Stock shall be determined by the Committee.


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RSL Communications, Ltd. 1995 Amended and Restated Stock Option Plan
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j. "Incentive Stock Option" or ISO means an Option granted by the Committee or the Board to a Participant under Section 10 of this Plan, which Option is designated as an Incentive Stock Option meeting the requirements of Section 422 of the Code.

k. "Initial Public Offering" means the initial public offering of equity securities of the Company.

1. "Joinder Agreement" means the agreement or agreements with Participants referred to in Section 16.

m. "Non-statutory Stock Option" or NSO means an Option granted by the Committee or the Board to a Participant, which Option is designated as a Non-statutory Stock Option or is deemed to be a Non-statutory Stock Option pursuant to Section 10 below.

n. "Normal Retirement" means termination of employment or service which constitutes retirement or early retirement by the referenced individual under any tax-qualified plan maintained by the Company or any of its Affiliates. If the Company maintains no such tax-qualified plan, then "Normal Retirement" shall mean termination of employment or service, after the Participant has attained 65 years of age, for any reason other than Disability, death, or Termination for Cause.

o. "Option" means an Award granted under Section 9, Section 10, or Section 11.

p. "Optionee" means a Participant who has been granted an Option under this Plan.

q. "Participant" means any employee, consultant or non-employee director of the Company or its Affiliates chosen by the Committee to participate in the Plan in accordance with Section 7.

r. "Plan Year" means the period from April 1,1995 through December 31,1995, and any calendar year commencing thereafter.

s. "Reload Option" means an Option granted under Section 11.

t. "Termination for Cause" means termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease-and-desist order which results in material loss to the Company or one of its Affiliates.

3. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries. The Committee shall select one of its members as its chairman, and shall hold meetings at such time and place as it may determine. Acts by a majority of the Committee, or acts reduced to or approved by a majority of the members of the Committee, shall be the valid acts of the Committee.

4. TYPES OF AWARDS

Awards under the Plan may be granted in any one or a combination of Non-statutory Stock Options and Incentive Stock Options, as defined below in Sections 9 and 10 of the Plan.

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RSL Communications, Ltd. 1995 Amended and Restated Stock Option Plan
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5. STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 18, the maximum number of shares reserved for purchase pursuant to the exercise of Options granted under the Plan is 1,000,000 shares of Class A Common Stock of the Company, par value $0.01 per share. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and required by the Company. To the extent that Options are granted under the Plan, the shares underlying such Options will be unavailable for future grants under the Plan except that to the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised, new Awards may be made with respect to these shares.

6. COMPLIANCE WITH SECURITIES LAWS

a. In general shares shall not be issued with respect to any Option granted under this Plan unless the exercise of that Option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the Option restricting their transferability as required by law, the Option, or this Plan.

b. Rule 16b Six Month Limitation. Following the Initial Public Offering, to the extent required to comply with Section 16b of the Securities Exchange Act of 1934, no Option may be exercised for at least six months from its grant, except in the case of death or Disability.

7. ELIGIBILITY

Officers, employees and consultants of the Company or its Affiliates, as shall be selected by the Committee or the Board, shall be eligible to receive Awards under the Plan, Non-employees of the Company or an Affiliate may receive only Non-statutory Stock Options, Directors who are not officers or employees or of the Company or its Affiliates shall be eligible for options awarded by the Committee.

8. PAYMENT OF PURCHASE PRICE OF OPTIONS

a. Payment for the shares purchased pursuant to the exercise of an Option shall be made by one or both of the following:

      (1) With cash, or codified or bank check payable to the order of the Company; or

      (2) Through the surrender of shares of the Common Stock of the Company, the value of which being the Fair Market Value as determined as of the date of exercise of the Option. However, shares obtained upon the exercise of any Incentive Stock Option may not be surrendered under this provision until after the period prescribed by Code
            Section 422(a)(l).

The Committee may permit or arrange for the Company, any of its Affiliates or any third party to make loans to finance the exercise of any Option granted pursuant to this Plan, as well as to finance the payment of the estimated or actual amount of taxes payable by the Participant as a result of the exercise or payment of any Option. This may include arrangements with brokers or other parties that provide funds pending the delivery of Company shares (sometimes known as cashless excise arrangements). The Committee may also prescribe, or may empower the Company or any of its Affiliates to prescribe, the other terms and conditions (including, but not limited to, the interest rate, maturity date, and whether the loan will be secured or unsecured) of any such loan or arrangement. The Committee shall strictly prohibit any such arrangement that would cause any party to violate any state or federal law, including without limitation the Securities Exchange Act of 1933.

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RSL Communications, Ltd. 1995 Amended and Restated Stock Option Plan
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9. GRANT OF NON-STATUTORY STOCK OPTIONS

The Committee or the Board may, from time to time, grant Non-statutory Stock Options to eligible employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Any Option granted pursuant to the Plan shall be a Non-statutory Stock Option if it is identified as such or is deemed to be a Non-statutory Stock Option pursuant to Section 10 below, Non-statutory Stock Options granted pursuant to this Plan are subject to the following terms and conditions:

      a. Price - The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined by the Committee or the Board as of the date the Option is granted. Such purchase price shall not be less than 100% of the Fair Market Value of the Company's Common Stock as of the date of Grant unless a lower price shall be specified in the applicable Joinder Agreement. Shares may be purchased only upon full payment of the purchase price.

      b. Terms of Options - The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee or the Board, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant or less than six months from the Date of Grant. The schedule and terms for the vesting of the right to exercise a Non-Statutory Stock Option shall be set forth in a Joinder Agreement, which agreement is hereby incorporated by reference. The Committee or the Board may provide that a Non-statutory Stock Option shall become exercisable in installments, and that the shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee or the Board may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part.

10. GRANT OF INCENTIVE STOCK OPTIONS

The Committee or the Board may, from time to time, grant Incentive Stock Options to eligible employees. Any Incentive Stock Option granted pursuant to this Plan shall be clearly identified as to its intended status as an Incentive Stock Option. Incentive Stock Options granted pursuant to this Plan shall be subject to the following terms and conditions:

      a. Price - The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be determined by the Committee or the Board as of the date the Option is granted. Such purchase price shall be not less than 100% of the Fair Market Value of the Company's Common Stock as of the Date of Grant. However, if a Participant owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock as of the Date of Grant. Shares may be purchased only upon payment of the full purchase price. Any Option granted under this Section 10 with a purchase price that is less than the Fair Market Value of the Company's Common Stock as of the Date of Grant shall be deemed a Non-statutory Stock Option.

      b. Amounts of Options - Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee or the Board. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section l0(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award under this Section 10 exceeds this $ 100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

      c. Terms of Options - The term during which each Incentive Stock Option may be exercised shall be determined by the Committee or the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant or less than six months from the Date

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RSL Communications, Ltd. 1995 Amended and Restated Stock Option Plan
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of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 424(d) of the Code), is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such employee, or by or for any corporation, partnership, estate or trust of which such employee is an shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the employee to whom it is granted.

The schedule and terms for the vesting of the right to exercise an Incentive Stock Option shall be set forth in a Joinder Agreement, which agreement is hereby incorporated by reference. The Committee or the Board may provide that Incentive Stock Option shall become exercisable in installments, and that the shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee or the Board may, in its sole discretion, accelerate the time at which any incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code.

      d. Compliance with Code - The Options granted under this Section 10 of the Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of
Section 422 of the Code. The exercise of any Option granted hereunder which is designated as an Incentive Stock Option that fails to qualify under Section 422 of the Code shall be deemed to be an exercise of a Non-statutory Option.

11. RELOAD OPTIONS:

      a. Authorization of Reload Options. Concurrently with the award of Non-statutory Stock Options and/or the award of Incentive Stock Options to any Participant in the Plan, the Committee or the Board may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal

          i) the number of shares of Common Stock used to exercise the underlying Options and

          ii) to the extent authorized by the Committee or the Board, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of underlying Options, through the use of shares of Common Stock held by the Optionee for at least 6 months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986 unless so stated in a Reload Option Amendment.

      b. Reload Option Amendment. If the Committee or the Board has authorized Reload Options with respect to any Award hereunder, such authorization shall be specified in the Joinder Agreement entered into in connection with such Award. Upon the exercise of an Option with respect to which a Reload Option has been authorized, the Reload Option will be evidenced by an amendment to the Joinder Agreement (referred to as a Reload Option Amendment).

      c. Reload Option Price. Except as otherwise provided in the Reload Option Amendment, the option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock as of the date the grant of the Reload Option becomes effective.

      d. Term and Exercise. Except as otherwise provided in the Reload Option Amendment, each Reload Option shall be fully exercisable only after six months from the effective date of the grant and the term of each Reload Option shall be equal to the remaining option term of the underlying Option.


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RSL Communications, Ltd. 1995 Amended and Restated Stock Option Plan
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     e. Termination of Employment. No additional Reload Options shall be granted to Optionees when Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

     f. Applicablity of Stock Option Sections. Except for terms prescribed in this section or in the Reload Option Amendment, all provisions of this relating to Options generally shall apply equally to Reload Options. Said Sections are incorporated by reference in this section as though fully set forth herein.

12. TERMINATION OF EMPLOYMENT AND VESTING

Except as provided in the Joinder Agreement, any vested Options granted under this Plan shall be exercisable upon the termination of a Participant's service for any reason only as to those shares which were immediately purchasable by the Participant at the date of termination as provided under Section 9(b) or 10(c). Incentive Stock Options will be exercisable only for a period of three months following termination. Non-statutory Options will be exercisable for the term otherwise prescribed under the Plan. In the event of Termination for Cause, all rights under the Participant's Options shall expire upon termination.

Except as provided in the Joinder Agreement, in the event of the Disability or death of any Participant, all Options granted to the Participant, regardless of whether then exercisable, shall vest and shall be exercisable by the Participant or his legal representatives or beneficiaries for one year or such longer period as determined by the Committee following the date of the Participant's death or cessation of employment due to Disability. Upon Normal Retirement, all unexercised vested options shall be exercisable for one year. If the Option in question is intended to be an Incentive Stock Option, such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of the Participant's Normal Retirement. In no event shall the period extend beyond the expiration of the Option term.

The Joinder Agreement may provide additional or contrary terms for exercise upon one or more circumstances of termination, in which case the terms of the Joinder Agreement shall control.

13. COMMITTEE AUTHORITY TO BUY OUT OPTIONS

Notwithstanding any provision in this Plan to the contrary, the Committee and the Board reserve the authority to buy out, at any time before its exercise, any Option previously granted under this Plan in the event of a corporate transaction where the Option shares, if issued, would be subject to immediate cancellation. Should the Committee or the Board exercise such authority, the Participant holding such Option shall surrender the Option in exchange for payment by the Company, in cash or Common Stock, of an amount equal to the difference between the Fair Market Value of the Common Stock as of the date of the Committee's or the Board's election and the exercise price per share of the Option as of the Date of Grant. Such payment shall be in lieu of the exercise of the underlying Option, and such Option shall cease to be exercisable at the time payment is made.

14. RIGHTS OF A STOCKHOLDER

No Participant shall have any rights as a stockholder with respect to any shares covered by a Non-statutory or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interfere in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

15. NONTRANSFERABILITY

No Award under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the Optionee, or by a guardian or legal representative.

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16. AGREEMENT WITH PARTICIPANTS

Each Award of Options will be evidenced by a written Joinder Agreement, executed by the Participant and the Company or its Affiliates, which describes the conditions for receiving the Awards, including the date of Award, the purchase price, if any, of the Award or the shares to be purchased, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law; provided, however, that the Joinder Agreement evidencing Options granted to any Participant hereunder effective April 1, 1995 shall be the employment agreement by and between the Company and such Participant. Each Joinder Agreement is incorporated in this Plan by reference.

17. DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of the Participant's death, any Option to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

18. DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee shall make adjustments to the number of shares reserved pursuant to Section 5 and to previously granted Awards so as to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     a. Adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

     b. Adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     c. Adjustments in the purchase price of outstanding Incentive or Non-statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

19. TAX PAYMENTS

     a. Withholding - No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount.

Unless otherwise determined by the Committee or the Board, withholding obligations may be settled with Common Stock or exercisable Stock Options, including Common Stock or Stock Options that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including but not limited to cash compensation for services rendered.


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20. AMENDMENT OF THE PLAN

The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided however, that Sections 9 and 10 governing grants shall not be amended more than once every six months other than to comply with the Code or the Employee Retirement Income Security Act of 1974, as amended, if applicable, and provided further that shareholder approval of any change shall be obtained if required to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3, or, as to Incentive Stock Options, under the Code.

Failure to ratify or approve amendments or modifications specified in the last proviso of the preceding sentence by stockholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections and subsections of this Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

21. EXCULPATION AND INDEMNIFICATION

The Company shall indemnify and hold harmless the members of the Board of Directors, and the members of the Committee duly appointed in accordance with
Section 2(d), from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may result from the gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

22. EFFECTIVE DATE OF PLAN

The Plan shall become effective as of April 1, 1995. The Plan shall be presented to stockholders of the Company for ratification for purposes of satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options. The failure to obtain stockholder ratification will not effect the validity of the Plan and the Options thereunder; provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

23. TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate upon the earlier of ten
(10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of Options equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

24. APPLICABLE LAW

The Plan will be administered in accordance with the laws of Bermuda, except to the extent preempted by Federal law.


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IN WITNESS WHEREOF, the Company and its shareholders have caused this Plan to be executed as of the day and year set forth above.

                                          By:
----------------------------                 ----------------------------
Date Adopted by Board                        Chairman of the Board


                                          By:
----------------------------                 ----------------------------
Date Adopted by Shareholders                 Secretary


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